SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 18, 2000

WESTERFED FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-22772	81-0487794

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

110 East Broadway, Missoula, Montana                                                                          59802

(Address of principal executive offices)                                                                          (Zip Code)

                        Registrant's telephone number, including area code:              (406) 721-5254

N/A

(Former name or former address, if changed since last report)

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Item 5.            OTHER EVENTS

                        On October 18, 2000 the Registrant issued the press release attached as Exhibit 99.

Item 7.            FINANCIAL STATEMENTS AND EXHIBITS

                        Exhibits                   99      Press Release dated October 18, 2000.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERFED FINANCIAL CORPORATION

Date:	October 18, 2000	By:	/s/ Ralph K. Holliday
Ralph K. Holliday
President/Chief Executive Officer